                                  EXHIBIT 99.3

          INVITROGEN UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed combined balance sheet as of June 30, 1999, illustrates the effect of the merger as if it had occurred on June 30, 1999. The following unaudited pro forma combined statements of income for the six months ended June 30, 1999 and 1998 and for the three years ended December 31, 1998, illustrate the effect of the merger as if it had occurred on January 1, 1996. There were no material differences between the accounting policies of Invitrogen and NOVEX and, therefore, no adjustments have been made to the pro forma financial statements. The unaudited pro forma combined statements of income for the three years ended December 31, 1998 include both Invitrogen's and NOVEX's financial data for these same periods, whereas in our previously filed registration statement for the merger NOVEX's financial data for the three fiscal years ended March 31, 1999 was used in the unaudited pro forma combined statements of income.

         The pro forma combined financial statements are presented for comparative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had Invitrogen and NOVEX been a single entity during the periods presented.

         Pursuant to the terms of the merger, each share of NOVEX stock was converted into the right to receive .23188 of a share of Invitrogen. The pro forma combined financial statements have been derived from the respective historical audited and unaudited consolidated financial statements of Invitrogen and NOVEX and should be read in conjunction with such financial statements and the notes thereto that are incorporated herein by reference.

                       INVITROGEN CORPORATION AND NOVEX
                 UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 1999
                                 (IN THOUSANDS)

                                                              HISTORICAL       HISTORICAL         PRO FORMA           PRO FORMA
                                                              INVITROGEN          NOVEX          ADJUSTMENTS          COMBINED
                                                              ----------       ----------        -----------          ---------
ASSETS
Current Assets:
    Cash and cash equivalents .......................        $    36,094       $       111       $         -         $    36,205
    Short-term investments ..........................              2,439                 -                 -               2,439
    Accounts and notes receivable ...................              4,116             3,481                (3) (2)          7,594
    Inventories .....................................              2,823             2,845                 -               5,668
    Deferred income taxes ...........................                595               201                 -                 796
    Prepaid expenses and other current assets .......              1,539               167               692  (4)          2,398
                                                             -----------       -----------       -----------         -----------
        Total current assets ........................             47,606             6,805               689              55,100
Property and equipment, net .........................              7,182             2,643                 -               9,825
Intangible assets, net ..............................              3,192               436                 -               3,628
Other assets ........................................                171               186                 -                 357
                                                             -----------       -----------       -----------         -----------
Total Assets ........................................        $    58,151       $    10,070       $       689         $    68,910
                                                             -----------       -----------       -----------         -----------
                                                             -----------       -----------       -----------         -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Note payable to bank ............................        $         -       $       570       $         -         $       570
    Current portion of long-term obligations ........                438             1,031                 -               1,469
    Accounts payable ................................              1,742             1,334                (3) (2)          3,073
    Accrued expenses ................................              1,697             1,076             4,442  (4)          7,215
    Income taxes payable ............................                631               355              (663) (4)            323
                                                             -----------       -----------       -----------         -----------
        Total current liabilities ...................              4,508             4,366             3,776              12,650
                                                             -----------       -----------       -----------         -----------

Long-term obligations, less current maturities ......                664               825                 -               1,489
Redeemable convertible preferred stock ..............                  -             2,939            (2,939) (3)              -

Stockholders' Equity:
    Common stock, par value..........................                134               750              (724) (3)            160
    Other stockholders' equity.......................             52,845             1,190               576  (3)(4)      54,611
                                                             -----------       -----------       -----------         -----------

Total stockholders' equity ..........................             52,979             1,940              (148)             54,771
                                                             -----------       -----------       -----------         -----------
Total Liabilities and Stockholders' Equity ..........        $    58,151       $    10,070       $       689         $    68,910
                                                             -----------       -----------       -----------         -----------
                                                             -----------       -----------       -----------         -----------

       See Notes to Unaudited Pro Forma Combined Financial Statements.

                       INVITROGEN CORPORATION AND NOVEX
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                        SIX MONTHS ENDED JUNE 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             HISTORICAL     HISTORICAL       PRO FORMA         PRO FORMA
                                                             INVITROGEN        NOVEX        ADJUSTMENTS         COMBINED
                                                             ----------     ----------      -----------        ---------
Revenues.................................................     $ 19,888       $ 13,897        $    (19) (2)      $ 33,766
Cost of Revenues.........................................        5,087          6,496              (5) (2)        11,578
                                                              --------       --------        --------           --------
   Gross margin..........................................       14,801          7,401             (14)            22,188
Operating Expenses:
  Sales and marketing....................................        3,878          3,128               -              7,006
  General and administrative.............................        2,498          1,900               -              4,398
  Research and development...............................        3,963            961             (14) (2)         4,910
                                                              --------       --------        --------           --------
     Total operating expenses............................       10,339          5,989             (14)            16,314
                                                              --------       --------        --------           --------
       Income from operations............................        4,462          1,412               -              5,874
                                                              --------       --------        --------           --------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........         (206)             -               -               (206)
  Interest and other expense.............................          (13)          (126)              -               (139)
  Interest and other income..............................          602              1               -                603
                                                              --------       --------        --------           --------
                                                                   383           (125)              -                258
                                                              --------       --------        --------           --------
Income before provision for income taxes.................        4,845          1,287               -              6,132
Provision for income taxes...............................        1,696            488               -              2,184
                                                              --------       --------        --------           --------
Net income...............................................        3,149            799               -              3,948
Less:  Preferred stock dividends.........................         (163)           (78)             78  (3)          (163)
      Accretion of non-voting redeemable common stock....          (74)             -               -                (74)
      Adjustment to beneficial conversion feature related
        to convertible preferred stock...................          985              -               -                985
                                                              --------       --------        --------           --------
       Income available to common stockholders...........     $  3,897       $    721        $     78           $  4,696
                                                              --------       --------        --------           --------
                                                              --------       --------        --------           --------
Earnings per share:
  Basic..................................................     $   0.32       $   0.11                           $   0.32
                                                              --------       --------                           --------
                                                              --------       --------                           --------
  Diluted................................................     $   0.27       $   0.07                           $   0.27
                                                              --------       --------                           --------
                                                              --------       --------                           --------
Weighted average shares used in per share calculation:
  Basic..................................................       12,116          6,706                             14,645   (3)
  Diluted................................................       14,230         11,810                             17,101   (3)

      See Notes to Unaudited Pro Forma Combined Financial Statements.

                         INVITROGEN CORPORATION AND NOVEX
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                           SIX MONTHS ENDED JUNE 30, 1998
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             HISTORICAL     HISTORICAL       PRO FORMA         PRO FORMA
                                                             INVITROGEN        NOVEX        ADJUSTMENTS         COMBINED
                                                             ----------     ----------      -----------        ---------
Revenues.................................................     $ 14,873       $  9,857        $    (25) (2)      $ 24,705
Cost of Revenues.........................................        4,065          4,221              (6) (2)         8,280
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       10,808          5,636             (19)            16,425
Operating Expenses:
  Sales and marketing....................................        3,438          1,873               -              5,311
  General and administrative.............................        2,098          1,811               -              3,909
  Research and development...............................        3,306            762             (19) (2)         4,049
                                                             ---------      ---------       ----------         ---------
     Total operating expenses............................        8,842          4,446             (19)            13,269
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        1,966          1,190               -              3,156
                                                             ---------      ---------       ---------          ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........            3             (9)              -                 (6)
  Interest and other expense.............................          (18)          (116)              -               (134)
  Interest and other income..............................          184              3               -                187
                                                             ---------      ---------       ---------          ---------
                                                                   169           (122)              -                 47
                                                             ---------      ----------      ---------          ---------
Income before provision for income taxes.................        2,135          1,068               -              3,203
Provision for income taxes...............................          761            410               -              1,171
                                                              --------       --------        --------           ---------
Net income...............................................        1,374            658               -              2,032
Less:  Preferred stock dividends.........................         (450)           (77)             77  (3)          (450)
      Accretion of non-voting redeemable common stock....          (98)             -               -                (98)
                                                             ---------      ---------       ---------          ---------
       Income available to common stockholders...........     $    826       $    581        $     77           $  1,484
                                                             ---------      ---------       ---------          ---------
                                                             ---------      ---------       ---------          ---------
Earnings per share:
  Basic..................................................     $   0.09       $   0.09                           $   0.12
                                                             ---------      ---------                          ---------
                                                             ---------      ---------                          ---------
  Diluted................................................     $   0.08       $   0.05                           $   0.11
                                                             ---------      ---------                          ---------
                                                             ---------      ---------                          ---------
Weighted average shares used in per share calculation:
  Basic..................................................        9,632          6,687                             12,157   (3)
  Diluted................................................       10,996         10,985                             13,581   (3)

      See Notes to Unaudited Pro Forma Combined Financial Statements.

                         INVITROGEN CORPORATION AND NOVEX
                 UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                           YEAR ENDED DECEMBER 31, 1998
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             HISTORICAL     HISTORICAL       PRO FORMA         PRO FORMA
                                                             INVITROGEN        NOVEX        ADJUSTMENTS         COMBINED
                                                             ----------     ----------      -----------        ---------
Revenues.................................................     $ 31,414       $ 22,293        $    (47) (2)      $ 53,660
Cost of Revenues.........................................        8,642         10,560             (11) (2)        19,191
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       22,772         11,733             (36)            34,469
Operating Expenses:
  Sales and marketing....................................        6,976          4,376               -             11,352
  General and administrative.............................        4,428          3,663               -              8,091
  Research and development...............................        7,209          1,430             (36) (2)         8,603
                                                             ---------      ---------       ----------         ---------
     Total operating expenses............................       18,613          9,469             (36)            28,046
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        4,159          2,264               -              6,423
                                                             ---------      ---------       ---------          ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........           61            (36)              -                 25
  Interest and other expense.............................          (35)          (214)              -               (249)
  Interest and other income..............................          431             10               -                441
                                                             ---------      ---------       ---------          ---------
                                                                   457           (240)              -                217
                                                             ---------      ----------      ---------          ---------
Income before provision for income taxes.................        4,616          2,024               -              6,640
Provision for income taxes...............................        1,638            772               -              2,410
                                                              ---------      --------        --------           ---------
Net income...............................................        2,978          1,252               -              4,230
Less:  Preferred stock dividends.........................         (900)          (155)            155  (3)          (900)
      Accretion of non-voting redeemable common stock....         (204)             -               -               (204)
                                                             ---------      ---------       ---------          ---------
       Income available to common stockholders...........     $  1,874       $  1,097        $    155           $  3,126
                                                             ---------      ---------       ---------          ---------
                                                             ---------      ---------       ---------          ---------
Earnings per share:
  Basic .................................................     $   0.19       $   0.16                           $   0.26
                                                             ---------      ---------                          ---------
                                                             ---------      ---------                          ---------
  Diluted................................................     $   0.17       $   0.11                           $   0.23
                                                             ---------      ---------                          ---------
                                                             ---------      ---------                          ---------
Weighted average shares used in per share calculation:
  Basic..................................................        9,626          6,691                             12,152   (3)
  Diluted................................................       11,208         11,195                             13,883   (3)

        See Notes to Unaudited Pro Forma Combined Financial Statements.

                        INVITROGEN CORPORATION AND NOVEX
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             HISTORICAL     HISTORICAL       PRO FORMA         PRO FORMA
                                                             INVITROGEN        NOVEX        ADJUSTMENTS         COMBINED
                                                             ----------     ----------      -----------        ---------
Revenues.................................................     $ 24,965       $ 16,240        $    (23) (2)      $ 41,182
Cost of Revenues.........................................        7,989          7,976              (7) (2)        15,958
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       16,976          8,264             (16)            25,224
Operating Expenses:
  Sales and marketing....................................        4,959          3,346               -              8,305
  General and administrative.............................        3,932          3,380               -              7,312
  Research and development...............................        4,416          1,518             (16) (2)         5,918
                                                             ---------      ---------       ----------         ---------
     Total operating expenses............................       13,307          8,244             (16)            21,535
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        3,669             20               -              3,689
                                                             ---------      ---------       ---------          ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........          145              -               -                145
  Interest and other expense.............................          (88)          (154)              -               (242)
  Interest and other income..............................          211              3               -                214
                                                             ---------      ---------       ---------          ---------
                                                                   268           (151)              -                117
                                                             ---------      ----------      ---------          ---------
Income before provision for income taxes.................        3,937           (131)              -              3,806
Provision for income taxes...............................        1,413            (42)              -              1,371
                                                             ---------      ----------      ---------          ---------
Net income...............................................        2,524            (89)              -              2,435
Less:  Preferred stock dividends.........................         (475)          (147)            147  (3)          (475)
      Accretion of non-voting redeemable common stock....         (175)             -               -               (175)
      Adjustment to beneficial conversion feature related
        to convertible preferred stock...................      (15,000)             -               -            (15,000)
                                                             ---------      ----------      ---------          ---------
       Income available to common stockholders...........     $(13,126)      $   (236)       $    147           $(13,215)
                                                             ---------      ----------      ---------          ---------
                                                             ---------      ----------      ---------          ---------
Earnings per share:
  Basic..................................................     $  (1.47)      $  (0.04)                          $  (1.15)
                                                             ---------      ----------                         ---------
                                                             ---------      ----------                         ---------
  Diluted................................................     $  (1.47)      $  (0.04)                          $  (1.15)
                                                             ---------      ----------                         ---------
                                                             ---------      ----------                         ---------
Weighted average shares used in per share calculation:
  Basic..................................................        8,939          6,679                             11,461   (3)
  Diluted................................................        8,939          6,679                             11,461   (3)

      See Notes to Unaudited Pro Forma Combined Financial Statements.

                       INVITROGEN CORPORATION AND NOVEX
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                           YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             HISTORICAL     HISTORICAL       PRO FORMA         PRO FORMA
                                                             INVITROGEN        NOVEX        ADJUSTMENTS         COMBINED
                                                             ----------     ----------      -----------        ---------
Revenues.................................................     $ 19,121       $ 13,450        $    (15) (2)      $ 32,556
Cost of Revenues.........................................        5,818          6,280              (4) (2)        12,094
                                                             ---------      ---------       ----------         ---------
   Gross margin..........................................       13,303          7,170             (11)            20,462
Operating Expenses:
  Sales and marketing....................................        4,236          2,327               -              6,563
  General and administrative.............................        3,880          2,411               -              6,291
  Research and development...............................        2,659          1,234             (11) (2)         3,882
                                                             ---------      ---------       ----------         ---------
     Total operating expenses............................       10,775          5,972             (11)            16,736
                                                             ---------      ---------       ----------         ---------
       Income from operations............................        2,528          1,198               -              3,726
                                                             ---------      ---------       ---------          ---------
Other Income (Expense):
  Gain (loss) on foreign currency transactions...........          172              -               -                172
  Interest and other expense.............................          (87)          (131)              -               (218)
  Interest and other income..............................           70              4               -                 74
                                                             ---------      ---------       ---------          ---------
                                                                   155           (127)              -                 28
                                                             ---------      ----------      ---------          ---------
Income before provision for income taxes.................        2,683          1,071               -              3,754
Provision for income taxes...............................          939            479               -              1,418
                                                             ---------      ----------      ---------          ---------
Net income...............................................        1,744            592               -              2,336
Less: Accretion of non-voting redeemable common stock....         (171)             -               -               (171)
                                                             ---------      ----------      ---------          ---------
       Income available to common stockholders...........     $  1,573       $    592        $      -           $  2,165
                                                             ---------      ----------      ---------          ---------
                                                             ---------      ----------      ---------          ---------
Earnings per share:
  Basic..................................................     $   0.19       $   0.09                           $   0.20
                                                             ---------      ----------                         ---------
                                                             ---------      ----------                         ---------
  Diluted................................................     $   0.16       $   0.06                           $   0.17
                                                             ---------      ----------                         ---------
                                                             ---------      ----------                         ---------
Weighted average shares used in per share calculation:
  Basic..................................................        8,356          6,679                             10,831   (3)
  Diluted................................................       10,080         10,672                             12,554   (3)

      See Notes to Unaudited Pro Forma Combined Financial Statements.

                        INVITROGEN CORPORATION AND NOVEX
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     The Merger is intended to be accounted for as a pooling of interests. Under this method of accounting the unaudited pro forma combined statements of income combine the historical statements of income for Invitrogen for the six months ended June 30, 1999 and 1998 and three years ended December 31, 1998 with the historical statements of income for NOVEX for the same periods. All unaudited pro forma combined income statements assume consummation of the Merger on January 1, 1996.

     The unaudited pro forma combined balance sheet combines the historical balance sheets of Invitrogen and NOVEX at June 30, 1999 and assumes consummation of the Merger on June 30, 1999.

2.   INTERCOMPANY TRANSACTIONS

     All significant intercompany sales and balances have been eliminated in the combination.

3.   MERGER TRANSACTION

     The unaudited pro forma combined financial statements reflects the conversion of NOVEX redeemable convertible preferred stock into NOVEX common stock and the subsequent issuance of 2.5 million shares of Invitrogen common stock for all of the outstanding common stock for NOVEX at an exchange ratio of 0.23188. The unaudited pro forma combined net income (loss) per share also reflects the assumption of all outstanding NOVEX stock options by Invitrogen at the same exchange ratio.

4.   MERGER COSTS

     Costs incurred as a result of the Merger are expected to be $4.4 million and are subject to change. These costs will be expensed after the Merger is completed. The unaudited pro forma combined statements of income exclude expenses related to the Merger as they are nonrecurring in nature.